Fees Summary	Nov. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 16,481,524.68
Previously Paid Amount	0.00
Total Fee Amount	2,276.10
Total Offset Amount	0.00
Net Fee	$ 2,276.10